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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 16, 2001
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               (Date of Report) (Date of earliest event reported)

                                  PROXIM, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                                0-22700                  77-0059429
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
  of incorporation)                   File Number)           Identification No.)


510 DeGuigne Drive, Sunnyvale, California                           94085
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (408) 731-2700
                                                    --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5. Other Events

     The purpose of this Form 8-K is to report that Proxim, on March 15, 2001, entered into a guarantee in favor of an investment bank, guaranteeing up to $5,000,000 of the obligations of David C. King, Proxim's Chairman of the Board of Directors, President and Chief Executive Officer, to that investment bank. In consideration for this guarantee, Mr. King entered into a reimbursement and security agreement with Proxim, pursuant to which Mr. King is obligated, among other things, to pay a guarantee fee to Proxim. The Proxim Board of Directors considered the terms and conditions of the guarantee and the reimbursement and security agreement and determined that it was in the best interests of Proxim and its stockholders to guarantee Mr. King's obligations.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2001                  PROXIM, INC.


                                      By: /s/ KEITH E. GLOVER
                                         ---------------------------------------
                                         Keith E. Glover
                                         Chief Financial Officer, Vice President
                                         of Finance & Administration




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